38922‑P1 09/26

PUTNAM VARIABLE TRUST
SUPPLEMENT DATED SEPTEMBER 4, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED MAY 1, 2026 OF
PUTNAM VT GOVERNMENT MONEY MARKET FUND (THE “FUND”)

I.
Effective September 4, 2026, the following replaces the “Annual Fund Operating Expenses” table and “Example” table in the section titled “Fees and expenses” in the Fund’s Summary Prospectus and Prospectus:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b‑1) fees	Other expenses	Total annual fund operating expenses	Expense reimburse- ment[1]	Total annual fund operating expenses after expense reim- bursement[2]
Class IA	0.26%	None	0.18%	0.44%	(0.08)%	0.36%
Class IB	0.26%	0.25%	0.18%	0.69%	(0.08)%	0.61%
1. Effective September 4, 2026, the Investment Manager has contractually agreed to waive fees and/or reimburse expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) so that the total annual operating expenses of the fund will not exceed an annual rate of 0.36% of the fund’s average net assets. This obligation is expected to continue until at least one year from the date of this supplement. During its term, this obligation may not be modified or discontinued without approval of the Board of Trustees
2. Total annual fund operating expenses after expense reimbursement have been restated to reflect current waiver arrangements and operating expense caps.
Example
The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not reflect insurance-related charges or expenses. If it did, expenses would be higher. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class IA	$37	$133	$219	$472
Class IB	$62	$213	$358	$780

II.	Effective September 4, 2026, the following replaces the last paragraph of the section titled “Who oversees and manages the fund? — The fund’s investment manager” in the Fund’s Prospectus:
The Investment Manager has contractually agreed to waive fees and/or reimburse expenses (exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, the fund’s investment management contract and the fund’s distribution plans) of the fund so that the cumulative expenses of the fund will not exceed an annual rate of 0.20% of the fund’s average net assets. This obligation may not be modified or discontinued prior to April 30, 2027, without approval of the Board of Trustees.
In addition, effective September 4, 2026, the Investment Manager has contractually agreed to waive fees and/or reimburse expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s distribution plans) so that the total annual operating expenses of the fund will not exceed an annual rate of 0.36% of the fund’s average net assets. This obligation is expected to continue until at least one year from the date of this supplement. During its term, this obligation may not be modified or discontinued without approval of the Board of Trustees.
Shareholders should retain this Supplement for future reference.

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